UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2007
Crescent Real Estate Equities Company
(Exact name of registrant as specified in its charter)

Texas	1-13038	52-1862813
(State or other jurisdiction	(Commission	(IRS Employer
of organization)	File Number)	Identification No.)
777 Main Street, Suite 2100
Fort Worth, Texas 76102
(817) 321-2100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURE

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On March 5, 2007, Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership (the “Partnership”), and certain of its subsidiaries and affiliates (the “Sellers” and, collectively with the Partnership, “Crescent”), and Walton TCC Hotel Investors V, L.L.C., a Delaware limited liability company (the “Purchaser”), had entered into a series of Purchase and Sale Agreements which were amended on March 23, 2007 effective as of March 5, 2007 (collectively, as so amended, the “Original Purchase Agreement”) pursuant to which, among other things, (a) the Sellers agreed to sell to the Purchaser all of the Sellers’ rights, title and interest in the Fairmont Sonoma Mission Inn & Spa®, the Sonoma Golf Club, the Ventana Inn & Spa®, the Park Hyatt Beaver Creek Resort & Spa, the Omni Austin hotel and the Austin Centre office building adjacent to the hotel, the Denver Marriott hotel and the Renaissance Houston hotel (collectively, the “Properties”) and (b) the Partnership agreed to guaranty certain obligations of the Sellers under the Original Purchase Agreement. The Original Purchase Agreement was terminated by the Purchaser on April 2, 2007 at the end of its due diligence period, and on April 6, 2007, the Sellers and the Purchaser reinstated and amended the Original Purchase Agreement (as so amended, the “Purchase Agreement”).
     On May 24, 2007, the Sellers closed the sale of the Ventana Inn & Spa®, the Park Hyatt Beaver Creek Resort & Spa, the Omni Austin hotel and the Austin Centre office building adjacent to the hotel, the Denver Marriott hotel and the Renaissance Houston hotel contemplated by the Purchase Agreement. The Sellers expect to close the sale of the Fairmont Sonoma Mission Inn & Spa® and the Sonoma Golf Club during the second quarter of 2007. Although there are no assurances that the sale of the Fairmont Sonoma Mission Inn & Spa® and the Sonoma Golf Club will be consummated, the pro forma financial information provided under Item 9.01 below assumes the sale of these properties.
     The total gross purchase price for the Properties under the Purchase Agreement, which was determined through arm’s length negotiations between the parties, was approximately $620 million, of which the Sellers have received $445 million. The remaining $175 million will be received upon closing of the sale of the Fairmont Sonoma Mission Inn & Spa® and the Sonoma Golf Club. Crescent’s share of the gross purchase price of the Properties, determined after taking into account the interests of its partners in the sales and incentive payments due as a result of the sales, is approximately $580 million (approximately $425 million excluding the Fairmont Sonoma Mission Inn & Spa® and the Sonoma Golf Club).
     Neither Crescent Real Estate Equities Company, the sole shareholder of the general partner and the majority limited partner of the Partnership (the “Company”), nor the Partnership, nor any of the Sellers or any affiliate of the foregoing, has a material relationship with Purchaser, other than pursuant to the Purchase Agreement.
Item 9.01. Financial Statements and Exhibits.
     (b) The following pro forma financial statements are filed as part of this Current Report on Form 8-K.
Pro Forma Consolidated Balance Sheet as of March 31, 2007 and notes thereto
Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2007 and notes thereto
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006 and notes thereto

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT REAL ESTATE EQUITIES COMPANY
Date: May 31, 2007	By:	/s/ Jane E. Mody
Jane E. Mody
Managing Director and Chief Financial Officer

INDEX TO FINANCIAL STATEMENTS

Pro Forma Consolidated Balance Sheet as of March 31, 2007 and notes thereto	F-3

Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2007 and notes thereto	F-5

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006 and notes thereto	F-7

Pro Forma Financial Information
     The following unaudited pro forma consolidated financial statements are based upon the Company’s consolidated historical financial statements and give effect to the following transactions (the “Transactions”):
•	The sale of the Ventana Inn & Spa ®, the Park Hyatt Beaver Creek Resort and Spa, the Omni Austin hotel, the Austin Centre office building, the Denver Marriott hotel and the Renaissance Houston hotel , which was completed on May 24, 2007;

•	The sale of the Fairmont Sonoma Mission Inn & Spa® and the Sonoma Golf Club which is expected to be completed during the second quarter of 2007; and

•	The assumed application of the net cash proceeds received from the sale of the Properties.
     The unaudited pro forma consolidated balance sheet as of March 31, 2007 is presented as if the Transactions had been completed on March 31, 2007. The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2007 and the year ended December 31, 2006 are presented as if the Transactions had occurred as of January 1, 2006.
     In management’s opinion, all adjustments necessary to reflect the Transactions have been made, are based on available information and are based on certain assumptions that the Company believes are reasonable. The unaudited pro forma consolidated balance sheet and statements of operations are not necessarily indicative of what actual results of operations of the Company would have been for the periods presented, nor does it purport to predict the Company’s results of operations for future periods.
     The unaudited pro forma condensed consolidated balance sheet, statements of operations and notes thereto have been derived from, and should be read in conjunction with, the Company’s historical consolidated financial statements, including the accompanying notes. Those financial statements are included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and the Company’s Quarterly Report on Form 10-Q for the three-month period ended March 31, 2007.

CRESCENT REAL ESTATE EQUITIES COMPANY
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2007
(dollars in thousands)

	(A)
	Crescent
	Real Estate	Pro Forma
	Equities Company	Adjustments		Consolidated
ASSETS:
Investments in real estate:
Land	$108,431	$—		$108,431
Buildings and improvements, net of accumulated depreciation	1,072,795	—		1,072,795
Furniture, fixtures and equipment, net of accumulated depreciation	14,155	—		14,155
Land held for investment or development	136,804	—		136,804
Properties held for disposition, net	1,896,635	(383,070	) (B)	1,513,565

Net investment in real estate	$3,228,820	$(383,070)		$2,845,750

Cash and cash equivalents	$33,372	$—		$33,372
Restricted cash and cash equivalents	87,002	—		87,002
Defeasance investments	109,244	—		109,244
Accounts receivable, net	20,025	(1,118	) (B)	18,907
Deferred rent receivable	47,870	—		47,870
Investments in unconsolidated companies	257,500	—		257,500
Notes receivable, net	157,696	—		157,696
Other assets, net	126,732	(1,921	) (C)	124,811

Total assets	$4,068,261	$(386,109)		$3,682,152

LIABILITIES:
Borrowings under Credit Facility	$188,500	$(147,077	) (C)	$41,423
Notes payable	1,816,833	(373,630	) (C)	1,443,203
Junior subordinated notes	77,321	—		77,321
Accounts payable, accrued expenses and other liabilities	184,859	(7,845	) (B) (C)	177,014
Liabilities related to properties held for disposition	610,994	(109,854	) (B)	501,140
Tax liability-current and deferred, net	7,382	9,046	(D)	16,428

Total liabilities	$2,885,889	$(629,360)		$2,256,529

MINORITY INTERESTS:
Operating partnership	$62,789	$39,622	(E)	$102,411
Consolidated real estate partnerships	50,002	(4,388	)(B)	45,614

Total minority interests	$112,791	$35,234		$148,025

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 shares issued and outstanding	$319,166	$—		$319,166
Series B Cumulative Redeemable Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding	81,923	—		81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 127,933,228 shares issued and 102,812,311 shares outstanding	1,279	—		1,279
Additional paid-in capital	2,295,992	—		2,295,992
Accumulated deficit	(1,168,529)	208,017	(F)	(960,512)
Accumulated other comprehensive (loss) income	(118)	—		(118)

	$1,529,713	$208,017		$1,737,730
Less — shares held in treasury, at cost, 25,120,917 common shares	(460,132)	—		(460,132)

Total shareholders’ equity	$1,069,581	$208,017		$1,277,598

Total liabilities and shareholders’ equity	$4,068,261	$(386,109)		$3,682,152

See accompanying notes to Pro Forma Consolidated Balance Sheet

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(dollars in thousands)
The following describes the pro forma adjustments to the Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2007 as if the Transactions described in the first paragraph of “Pro Forma Financial Information” were completed on March 31, 2007.
A.	Reflects Crescent Real Estate Equities Company unaudited consolidated historical Balance Sheet as of March 31, 2007.

B.	Reflects adjustments to remove the historical balance sheets of The Properties as outlined in the table below.

	Resort/Hotel	Sonoma	Austin Centre
	Properties	Golf Club	Office Property
Properties held for disposition, net	$300,631	$47,262	$35,177
Accounts receivable, net	1,118	—	—

Total assets	$301,749	$47,262	$35,177

Accounts payable, accrued expenses and other liabilities	$6,554	$510	$—
Liabilities related to properties held for disposition	75,259	34,590	5
Consolidated real estate partnerships	4,388	—	—

Total liabilities	$86,201	$35,100	$5

C.	Assumes that certain property specific debt was assumed and the net cash proceeds of $523.8 million were used to pay down certain debt instruments as outlined in the table below.

	Cash Payout/		Cash Payout		Cash Payout		Write-off
	Assumption		Accrued		Extinguishment		Deferred
	of Principal		Interest		of Debt		Financing costs
Debt assumption:
Bank of America Note I (i)
(secured by Fairmont Sonoma Mission Inn)	$55,000	(i)	$—		$—		$581	(i)

Debt pay downs:
Prudential Note
(secured by 707 17th Street/Denver Marriott)	36,799		—	(ii)	385	(iii)	149
AEGON Partnership Note
(secured by Greenway Plaza/ Renaissance Houston)	11,831		—	(ii)	717	(iii)	18
The 2007 Notes	250,000		781		1,226		132
KeyBank II
(secured by distributions from Funding III, II & V)	75,000		—	(ii)	—		150
Credit Facility	147,077		—	(ii)	—		1,472

	$520,707		$781		$2,328		$1,921

(i)	Pro forma adjustments for the Bank of America note are included in the adjustments discussed in Note (B).

(ii)	Interest on these debt instruments is paid monthly, therefore, interest is not considered in the pro forma adjustment.

(iii)	Represents prepayment penalties for early retirement of debt.
D.	Reflects estimated taxes payable as a result of the Transactions.

E.	Reflects the Operating Partnership’s unitholder minority interest, which is approximately 16%, of the amounts described in footnote (F).

F.	Reflects, before minority interests and taxes, the gain on the Transactions of $260.9 million offset by debt pre-payment penalty and write off of deferred financing costs of $3.9 million. Adjustment is recorded net of minority interests and taxes.

CRESCENT REAL ESTATE EQUITIES COMPANY
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2007
(dollars in thousands, except share data)

	(A)
	Crescent
	Real Estate	Pro Forma
	Equities Company	Adjustments		Consolidated
REVENUE:
Office Property	$77,428	$—		$77,428
Other Property	1,689	—		1,689

Total Property revenue	$79,117	$—		$79,117

EXPENSE:
Office Property real estate taxes	$7,226	$—		$7,226
Office Property operating expenses	30,993	—		30,993
Other Property expenses	2,223	—		2,223

Total Property expense	$40,442	$—		$40,442

Income from Property Operations	$38,675	$—		$38,675

OTHER INCOME (EXPENSE):
Interest and other income	$7,289	$—		$7,289
Corporate general and administrative	(10,322)	—		(10,322)
Severance and other related costs	(2,980)	—		(2,980)
Interest expense	(31,201)	9,380	(C)	(21,821)
Amortization of deferred financing costs	(1,787)	663	(C)	(1,124)
Extinguishment of debt	(453)	—		(453)
Depreciation and amortization	(21,587)	—		(21,587)
Impairment charges	(1,935)	—		(1,935)
Other expenses	(2,408)	—		(2,408)
Equity in net income (loss) of unconsolidated companies:		—		—
Office Properties	2,230	—		2,230
Resort Residential Development Properties	(7)	—		(7)
Resort/Hotel Properties	(599)	—		(599)
Temperature-Controlled Logistics Properties	(2,671)	—		(2,671)
Other	316	—		316

Total other income (expense)	$(66,115)	$10,043		$(56,072)

LOSS FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$(27,440)	$10,043		$(17,397)
Minority interests	5,767	(1,607	) (D)	4,160
Income tax expense	(1,049)	—		(1,049)

LOSS BEFORE DISCONTINUED OPERATIONS	$(22,722)	$8,436		$(14,286)
Income from discontinued operations, net of minority interests and taxes	15,748	(5,387	) (B)	10,361

NET LOSS	$(6,974)	$3,049		$(3,925	) (E)

BASIC EARNINGS PER SHARE DATA:
Loss before discontinued operations	$(0.22)			$(0.14)
Income from discontinued operations, net of minority interests and taxes	0.15			0.10

Net loss — basic	$(0.07)			$(0.04)

DILUTED EARNINGS PER SHARE DATA:
Loss before discontinued operations	$(0.22)			$(0.14)
Income from discontinued operations, net of minority interests and taxes	0.15			0.10

Net loss — diluted	$(0.07)			$(0.04)

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	102,738,586			102,738,586

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	102,738,586			102,738,586

See accompanying notes to Pro Forma Consolidated Statement of Operations

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(dollars in thousands)
The following describes the pro forma adjustments to the Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2007 as if the Transactions described in the first paragraph of “Pro Forma Financial Information” were completed on January 1, 2006.
A.	Reflects Crescent Real Estate Equities Company unaudited consolidated historical Statement of Operations for the three months ended March 31, 2007.

B.	Reflects adjustments to remove the revenue and expenses for The Properties for the three months ended March 31, 2007 as outlined in the table below.

	Resort/Hotel	Sonoma	Austin Centre
	Properties	Golf Club	Office Property
Income from discontinued operations, net of minority interests and taxes	$5,209	$(40)	$218

C.	Net decrease in interest costs assuming that certain property specific debt was assumed and that the net cash proceeds of $523.8 million were used to pay down certain debt instruments as outlined in Note (C) of the Notes to Unaudited Pro Forma Consolidated Balance Sheet.

			Amortization
	Interest		of Deferred
	Expense		Financing
Debt assumption:
Bank of America Note I (i)
(secured by Fairmont Sonoma Mission Inn)	$742	(i)	$38	(i)

Debt pay downs:
Prudential Note
(secured by 707 17th Street/Denver Marriott)	480		12
AEGON Partnership Note
(secured by Greenway Plaza/Renaissance Houston)	222		2
The 2007 Notes	4,734		79
KeyBank II
(secured by distributions from Funding III, II & V)	1,373		147
Credit Facility	2,571		423

	$9,380		$663

(i)	Pro forma adjustments for the Bank of America note are included in the adjustments discussed in Note (B).

D.	Reflects the Operating Partnership’s unitholder minority interest, which is approximately 16%, of the adjustments.

E.	Does not reflect the non-recurring gain on the sale of The Properties or the non-recurring debt pre-payment penalties of $1.9 million or write off of deferred financing costs of $1.9 million associated with the debt pay downs as outlined in Note (C) of the Notes to Unaudited Pro Forma Consolidated Balance Sheet. The estimated gain net of estimated selling costs and before minority interests and taxes would have been approximately $260.9 million had the Transactions taken place as of March 31, 2007.

Purchase price	$620,000
Assumption of debt	(55,000)
Settlement costs, partner’s interests and incentive payments	(41,184)
Net book value of the Properties	(262,882)

Gain	$260,934

CRESCENT REAL ESTATE EQUITIES COMPANY
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006
(dollars in thousands, except share data)

	(A)
	Crescent
	Real Estate	Pro Forma
	Equities Company	Adjustments		Consolidated
REVENUE:
Office Property	$414,343	$(5,945	) (B)	$408,398
Resort Residential Development Property	372,148	(4,845	) (B)	367,303
Resort/Hotel Property	142,205	(142,205	) (B)	—

Total Property revenue	$928,696	$(152,995)		$775,701

EXPENSE:
Office Property real estate taxes	$41,674	$(1,443	) (B)	$40,231
Office Property operating expenses	164,965	(2,773	) (B)	162,192
Resort Residential Development Property expense	342,994	(5,076	) (B)	337,918
Resort/Hotel Property expense	108,391	(106,437	) (B)	1,954

Total Property expense	$658,024	$(115,729)		$542,295

Income from Property Operations	$270,672	$(37,266)		$233,406

OTHER INCOME (EXPENSE):
Income from sale of investment in unconsolidated company	$47,709	$—		$47,709
Interest and other income	47,428	(90	) (B)	47,338
Corporate general and administrative	(44,918)	—		(44,918)
Interest expense	(134,273)	36,177	(B) (C)	(98,096)
Amortization of deferred financing costs	(7,605)	2,215	(B) (C)	(5,390)
Depreciation and amortization	(147,407)	20,964	(B)	(126,443)
Other expenses	(12,997)	—		(12,997)
Equity in net income (loss) of unconsolidated companies:		—		—
Office Properties	9,231	—		9,231
Resort Residential Development Properties	(355)	—		(355)
Resort/Hotel Properties	(5,109)	—		(5,109)
Temperature-Controlled Logistics Properties	(15,669)	—		(15,669)
Other	12,157	—		12,157

Total other income (expense)	$(251,808)	$59,266		$(192,542)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$18,864	$22,000		$40,864
Minority interests	(2,661)	(3,259	) (B) (D)	(5,920)
Income tax (expense) benefit	3,475	(2,776	) (B)	699

INCOME BEFORE DISCONTINUED OPERATIONS	$19,678	$15,965		$35,643

BASIC EARNINGS PER SHARE DATA:
Income before discontinued operations	$0.19			$0.35

DILUTED EARNINGS PER SHARE DATA:
Income before discontinued operations	$0.19			$0.35

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	102,054,659			102,054,659

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	102,054,659			102,054,659

See accompanying notes to Pro Forma Consolidated Statement of Operations

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(dollars in thousands)
The following describes the pro forma adjustments to the Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2006 as if the Transactions described in the first paragraph of “Pro Forma Financial Information” were completed on January 1, 2006.
A.	Reflects Crescent Real Estate Equities Company unaudited consolidated historical Statement of Operations for the year ended December 31, 2006.

B.	Reflects adjustments to remove the revenue and expenses for The Properties for the year ended December 31, 2007 as outlined in the table below.

	Resort/Hotel	Sonoma	Austin Centre
	Properties	Golf Club	Office Property
Property revenue	$142,205	$4,845	$5,945
Property real estate taxes	—	—	(1,443)
Property expense	(106,437)	(5,076)	(2,773)
Interest and other income	90	—	—
Interest expense	(2,489)	(167)	—
Amortization of deferred financing	(144)	—	—
Depreciation and amortization	(17,543)	(1,026)	(2,395)
Minority interests	126	—	—
Income tax benefit	2,294	482	—

Income before discontinued operations	$18,102	$(942)	$(666)

C.	Net decrease in interest costs assuming that certain property specific debt was assumed and that the net cash proceeds of $523.8 million were used to pay down certain debt instruments as outlined in Note (C) of the Notes to Unaudited Pro Forma Consolidated Balance Sheet.

			Amortization
	Interest		of Deferred
	Expense		Financing
Debt assumption:
Bank of America Note I (i)
(secured by Fairmont Sonoma Mission Inn)	$2,854	(i)	$144	(i)

Debt pay downs:
Prudential Note
(secured by 707 17th Street/Denver Marriott)	1,921		48
AEGON Partnership Note
(secured by Greenway Plaza/Renaissance Houston)	902		7
The 2007 Notes	18,917		317
KeyBank II
(secured by distributions from Funding III,II & V)	1,846		291
Credit Facility	9,935		1,408

	$33,521		$2,071

(i)	Pro forma adjustments for the Bank of America note are included in the adjustments discussed in Note (B).
D.	Reflects the Operating Partnership’s unitholder minority interest, which is approximately 16%, of the adjustments.